UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08025
                                  ---------------------------------
        Global Income Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zip code)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31/04
                        ------------------
Date of reporting period:  1/1/04 - 06/30/04
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders


--------------------------------------------------------------------------------
GLOBAL INCOME                                                          [Graphic]
FUND
================================================================================

SEMI-ANNUAL REPORT
June 30, 2004

                                                                American Stock
                                                                Exchange Symbol:

                                                                GIF

11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net


================================================================================

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

================================================================================


--------------------------------------------------------------------------------
                                                            American Stock
GLOBAL INCOME FUND                                          Exchange Symbol: GIF
================================================================================
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 20, 2004

Fellow Shareholders:

     It is a pleasure to welcome our new shareholders who have made their investment since our last Report. The primary objective of Global Income Fund, Inc. is to provide for its shareholders a high level of income, with capital appreciation as a secondary objective. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund normally invests at least 65% of its assets in investment grade fixed income securities, and may allocate up to 35% of its assets in below investment grade debt that is considered attractive. On June 30th, the Fund was 77% invested in investment grade fixed income securities, 6% in investment grade preferred stocks, and the balance, 17%, in money market securities. None of the Fund's assets were invested in below investment grade debt. Of the investments held by the Fund on June 30th, approximately 44% were invested in the United States, 39% in the Eurozone, and the balance, 17%, spread over four other foreign countries. The Fund has paid dividends every year since its founding in 1983, and paid two quarterly dividends in the first half of 2004.

                         7% Dividend Distribution Policy

     The Fund has a managed quarterly distribution policy, which is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the current policy, distributions of approximately 7% of the Fund's net asset value per share on an annual basis are intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. This policy is subject to regular review at the Board's quarterly meetings and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration. Although the distribution rate may be further reduced reflecting low current yields, we continue to believe shares of the Fund are a sound value and attractive for investors seeking a high level of income, with capital appreciation as a secondary objective.

                    Completion of Successful Rights Offering

     As announced previously, the Fund recently completed a successful rights offering to holders of the Fund's common stock. Reflecting the attractiveness of the offering, in the primary subscription and pursuant to the over-subscription privilege approximately 5,117,000 shares were requested vs. 1,396,252 shares offered. Pursuant to the terms of the offer, the Fund exercised its discretion to authorize the issuance of up to an additional 349,063 shares in order to satisfy at least partially over-subscription requests. Accordingly, the Fund issued 1,745,315 additional shares of common stock at a price of $4.05 as a result of the offering. Proceeds to the Fund after deduction of expenses were approximately $7 million, increasing the Fund's net assets by about 25% to approximately $34 million.


                                  Market Report

     On June 30th, the Federal Open Market Committee (FOMC) of the Federal Reserve Bank raised the federal funds rate from 1% to 1.25%, the first increase in the rate since June 2003 when the FOMC lowered the rate to 1%. Thus ended a period of 16 rate cuts that started in January 2001 when federal funds stood at 6.5%. By some standards, the U.S. economy seems in better shape than it was a year ago. Corporate earnings have greatly improved year-over-year, at a pace not seen in the last 20 years and employment has improved. Yet, despite the increase in corporate earnings, many companies appear cautious when it comes to hiring full time employees and much of the new job growth is coming from part time positions. In addition, overall consumer data suggest some hesitancy remains about the acceptance of higher pricing in consumer goods. Personal consumption statistics are positive, but consumer resistance to higher prices and the addition of new suppliers to undercut current prices could slow the encouraging pace of corporate earnings.

     Against this economic backdrop, yields on 5 and 10 year Treasuries rose from levels of 3.25% and 4.25%, respectively, at the start of the year to 3.77% and 4.58%, respectively, at the end of June. It should be noted, however, that during the period the highs were 4.10% and 4.87%, respectively, and the lows were 2.64% and 3.68%, respectively, reflecting the fixed income markets' heightened volatility. Over the last six months, the equity markets have also struggled, with the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index showing little headway over the period. The FOMC appears to be seeking to raise interest rates to a level that allows for economic growth with low inflation, but without economic disruption. In the last quarter of 2003 and the first quarter of 2004, consumer spending rose at a 3.5% pace, but whether this pace will have continued in the quarter just ended and will over the second half is difficult to predict. The stimulus from the prior year's massive tax cuts may diminish and with higher interest rates the booming mortgage and refinancing housing markets could contract. At the same time, emerging internal and external political factors may have an influence, including the U.S. deficit and presidential election, global terrorism, and Middle Eastern conflicts.

     Although fixed income investing can present challenges, we believe, however, that the Fund's pursuit of its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities is attractive for investors seeking a high level of income, with capital appreciation as a secondary objective.

     We appreciate your support and look forward to serving your investment needs over the years ahead.

                                   Sincerely,


/s/ Thomas B. Winmill                             /s/ Marion E. Morris
-----------------------------                     ------------------------------
Thomas B. Winmill                                 Marion E. Morris
President                                         Senior Vice President
                                                  Portfolio Manager

GLOBAL INCOME FUND, INC.

                                        2


          Schedule of Portfolio Investments - June 30, 2004 (Unaudited)

    Par Value                                                                                     Market Value
----------------                                                                                  ------------
                   DEBT SECURITIES (92.00%)

                   Australia (6.58%)
A$     1,000,000   BHP Finance Ltd., 6.25% Notes, due 8/15/08 .................................    $  697,807
 $     1,000,000   National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 .............     1,182,742
 $       300,000   Principal Financial Group, 8.20% Senior Notes, due 8/15/09 .................       347,116
                                                                                                   ----------
                                                                                                    2,227,665
                                                                                                   ----------

                   Canada (3.88%)
(euro) 1,000,000   Province of Quebec, 5.50% Notes, due 2/05/10 ...............................     1,311,481
                                                                                                   ----------

                   Denmark (3.83%)
(pound)  700,000   Deutsche Ausgleichsbank, 5.75% Euro Medium Term Notes, due 12/07/11 ........     1,294,716
                                                                                                   ----------

                   France (3.70%)
(euro) 1,000,000   Elf Aquitaine 4.50% Senior Unsubordinated Notes, due 3/23/09 ...............     1,251,970
                                                                                                   ----------

                   Germany (13.38%)
(euro)   500,000   BMW Finance NV, 5% Medium Term Notes, due 8/06/18 ..........................       604,179
(pound)1,000,000   Dresdner Bank Aktiengesellschaft, 7.75% Subordinated Bonds, due 12/07/07 ...     1,912,466
(pound)  738,000   European Investment Bank, 5.50% Euro-Fungible Notes, due 12/07/11 ..........     1,345,811
(euro)   500,000   Phillips Electronics NV, 6.125% Senior Unsubordinated Notes, due 5/16/11 ...       666,363
                                                                                                   ----------
                                                                                                    4,528,819
                                                                                                   ----------

                   Italy (1.75%)
(euro)   500,000   Enel-Societa Per Azioni, 4.75% Euro Medium Term Notes, due 6/12/18 .........       593,811
                                                                                                   ----------

                   Japan (3.68%)
(euro) 1,000,000   Toyota Motor Credit Corp., 4.125% Euro Medium Term Notes, due 1/15/08 ......     1,245,861
                                                                                                   ----------

                   Korea (1.47%)
 $       500,000   Korea Development Bank, 5.75% Notes, due 9/10/13 ...........................       498,650
                                                                                                   ----------

                   Netherlands (7.25%)
(euro) 1,000,000   Aegon N.V., 4.625% Euro Medium Term Notes, due 4/16/08 .....................     1,254,992
(euro) 1,000,000   Rabobank Nederland, 4.25% Euro Medium Term Notes, due 4/22/14 ..............     1,199,248
                                                                                                   ----------
                                                                                                    2,454,240
                                                                                                   ----------

                   Sweden (3.81%)
(euro) 1,000,000   Kingdom of Sweden, 5% Eurobonds, due 1/28/09 ...............................     1,288,606
                                                                                                   ----------

                   United Kingdom (5.20%)
 $     1,000,000   National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 .........     1,133,982
(euro)   500,000   Tesco PLC, 4.75% Medium Term Notes, due 4/13/10 ............................       627,409
                                                                                                   ----------
                                                                                                    1,761,391
                                                                                                   ----------

See accompanying notes to financial statements.         GLOBAL INCOME FUND, INC.

                                        3


          Schedule of Portfolio Investments - June 30, 2004 (Unaudited)

    Par Value                                                                                     Market Value
----------------                                                                                  ------------
                   United States (37.47%)
$      1,065,000   Beneficial Corp., 7.16% Notes, due 9/01/23 .................................    $ 1,139,535
$        500,000   CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 ................        520,515
$        250,000   Federal Farm Credit Bank, 4.73% Bonds, due 6/13/18 .........................        232,899
$         63,661   Freddie Mac REMIC 2687 Floater Certificates, due 2/15/33 ...................         63,612
$        500,000   General Electric Capital Corp., 4.75% Global Medium Term Notes,
                   Series A, due 2/13/19                                                               475,340
(euro) 1,000,000   General Electric Capital Corp., 5.125% Senior Unsubordinated Notes, due
                   3/04/09 ....................................................................      1,284,189
$      5,000,000   U.S. Treasury Bill, due 7/29/04 ............................................      4,995,820
$      3,000,000   U.S. Treasury Notes, 2.25%, due 4/30/06 ....................................      2,980,431
$      1,000,000   U.S. Treasury Inflation Index Notes, 1.875%, due 7/15/13 ...................        988,165
                                                                                                   -----------
                                                                                                    12,680,506
                                                                                                   -----------
                      Total Debt Securities (cost: $31,256,854) ...............................     31,137,716
                                                                                                   -----------

     Shares
----------------
                   PREFERRED STOCKS (6.04%)
           5,000   BAC Capital Trust II, 7.00% ................................................        126,200
           5,000   BAC Capital Trust III, 7.00% ...............................................        126,800
           5,000   Corporate-Backed Trust Certificates, 6.00% .................................        107,750
          25,000   Corporate-Backed Trust Certificates, 8.20% .................................        655,000
          20,000   Disney (Walt) Company, 7.00% ...............................................        502,000
          10,000   General Motors Corp., 7.25% ................................................        246,800
           5,000   SATURNS SM, 5.87% ..........................................................        106,250
           6,900   Wells Fargo Capital Trust V, 7.00% .........................................        173,535
                                                                                                   -----------
                      Total Preferred Stocks (cost: $2,047,500) ...............................      2,044,335
                                                                                                   -----------

    Par Value
----------------
                   SHORT TERM INVESTMENTS (1.96%)
$        664,118   Repurchase Agreement with State Street Bank & Trust, 0.10%,
                   due 7/01/04 (collateralized by U.S. Treasury Bonds) ........................        664,118
                                                                                                   -----------

                      Total Short Term Investments (cost: $664,118) ...........................        664,118
                                                                                                   -----------

                         Total Investments (cost: $33,968,472)(100%) ..........................    $33,846,169
                                                                                                   ===========

Note: Par value stated in currency indicated; market value stated in U.S. dollars.

GLOBAL INCOME FUND, INC.        See accompanying notes to financial statements.

                                        4


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)

ASSETS:
   Investments at market value (cost: $33,968,472) (note 1) .....   $33,846,169
   Interest receivable ..........................................       417,122
   Other assets .................................................        11,706
                                                                    -----------
      Total assets ..............................................    34,274,997
                                                                    -----------

LIABILITIES:
   Accrued expenses .............................................       116,776
   Accrued management fees ......................................        11,752
                                                                    -----------
      Total liabilities .........................................       128,528
                                                                    -----------

NET ASSETS: (applicable to 7,352,761 shares outstanding:
   20,000,000 shares of $.01 par value authorized) ..............   $34,146,469
                                                                    ===========

NET ASSET VALUE PER SHARE
   ($34,146,469 / 7,352,761 shares outstanding) .................   $      4.64
                                                                    ===========
At June 30, 2004, net assets consisted of:
   Paid-in capital ..............................................   $41,860,976
   Accumulated net realized loss on investments, foreign
      currencies and futures ....................................    (7,592,165)
   Net unrealized depreciation on investments and foreign
      currencies ................................................      (122,342)
                                                                    -----------
                                                                    $34,146,469
                                                                    ===========

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
   Interest .....................................................   $   552,695
   Dividends ....................................................        67,669
                                                                    -----------
      Total investment income ...................................       620,364
                                                                    -----------

EXPENSES:
   Investment management (note 3) ...............................        96,111
   Accounting and auditing (note 3) .............................        47,522
   Legal and compliance (note 3) ................................        38,214
   Directors ....................................................        21,750
   Registration .................................................        12,829
   Custodian ....................................................         8,660
   Printing .....................................................         5,160
   Transfer agent ...............................................         4,922
   Other ........................................................        12,831
                                                                    -----------
      Total operating expenses ..................................       247,999
      Loan interest and fees (note 5) ...........................         1,284
                                                                    -----------
      Total expenses ............................................       249,283
                                                                    -----------
         Net investment income ..................................       371,081
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCIES:
   Net realized gain on investments and foreign currencies
      (note 4) ..................................................       538,105
   Unrealized depreciation on investments and foreign
      currencies during the year ................................    (1,660,037)
                                                                    -----------
      Net realized and unrealized loss on investments and
         foreign currencies .....................................    (1,121,932)
                                                                    -----------
      Net change in net assets resulting from operations ........   $  (750,851)
                                                                    ===========

See accompanying notes to financial statements.         GLOBAL INCOME FUND, INC.

                                        5


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2004 (Unaudited) and Year Ended December 31, 2003

                                                                                        Six Months        Year
                                                                                          Ended          Ended
                                                                                      June 30, 2004   December 31,
                                                                                       (Unaudited)        2003
                                                                                      -------------   ------------
OPERATIONS:
Net investment income .............................................................    $   371,081    $   984,022
Net realized gain on investments and foreign currencies ...........................        538,105        231,336
Unrealized appreciation (depreciation) on investments and foreign currencies ......     (1,660,037)     1,451,311
                                                                                       -----------    -----------
   Net change in net assets resulting from operations .............................       (750,851)     2,666,669

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders ($0.16 and $0.22 per share, respectively) ...........       (892,033)    (1,215,358)
Tax return of capital to shareholders ($0.00 and $0.14 per share, respectively) ...             --       (767,761)

CAPITAL SHARE TRANSACTIONS:
Net proceeds received from rights offering (1,745,315 shares issued) (note 8) .....      6,884,812             --
Reinvestment of distributions to shareholders (42,050 and 90,974
   shares, respectively) (note 6) .................................................        192,693        439,788
                                                                                       -----------    -----------
      Total change in net assets ..................................................      5,434,621      1,123,338

NET ASSETS:
Beginning of period ...............................................................     28,711,848     27,588,510
                                                                                       -----------    -----------
End of period .....................................................................    $34,146,469    $28,711,848
                                                                                       ===========    ===========

GLOBAL INCOME FUND, INC.         See accompanying notes to financial statements.

                                        6


                   Notes to Financial Statements (Unaudited)

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The Fund's primary and fundamental objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2003, the Fund had an unused capital loss carryforward of approximately $8,130,200 of which $1,189,000 expires in 2004, $214,000 in 2006, $3,977,000 in 2007,
$1,381,000 in 2008, and $1,369,200 in 2010. No capital gain will be distributed until the capital loss carryforwards have been exhausted. Based on Federal income tax cost of $33,968,472, gross unrealized appreciation and gross unrealized depreciation were $334,104 and $456,407, respectively, at December 31, 2003. Distributions paid to shareholders during the year ended December 31, 2003 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by deter-

                                                        GLOBAL INCOME FUND, INC.

                                        7


mining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $29,769 for providing at cost certain compliance services of $6,549 and accounting services of $23,220 for the six months ended June 30, 2004.

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $19,072,217 and $12,236,120, respectively, for the six months ended June 30, 2004. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2004. Realized gains and losses arising from exchange differences are included in net realized gains on investments in the statement of operations.

(5) The Fund may borrow through a committed bank line of credit. At June 30, 2004, there was no balance outstanding and the interest rate was at the borrower's option of (i) overnight federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the six months ended June 30, 2004, the weighted average interest rate was 1.78% based on the balances outstanding during the period and the weighted average amount outstanding was $151,802.

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2004 and the year ended December 31, 2003 was follows:

                                                         June 30,   December 31,
                                                           2004         2003
                                                         --------   ------------
Distributions paid from:
   Ordinary income                                       $892,033    $1,215,358
   Return of capital                                           --       767,761
                                                         --------    ----------
                                                         $892,033    $1,983,119
                                                         ========    ==========

A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2004, although the exact amount is not estimated at June 30, 2004.

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

(8) At June 30, 2004 there were 7,352,761 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of dividends from net investment income during the six months ended June 30, 2004 and the year ended December 31, 2003 were as follows:

                                     Shares issued   Increase in paid-in capital
                                     -------------   ---------------------------
2004 .............................       42,050                $192,693
2003 .............................       90,974                $439,788

During June 2004, the Fund issued 1,745,315 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on May 21, 2004 were issued one non-transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every four rights held. These shares were issued at a subscription price of $4.05. Net proceeds to the Fund were $6,884,812 after deducting total estimated expenses as of June 30, 2004 of $183,713. The net asset value per share of the Fund's common shareholders was reduced by approximately $0.28 per share as a result of the share issuance.

GLOBAL INCOME FUND, INC.

                                        8


                              FINANCIAL HIGHLIGHTS

                                                     Six Months
                                                       Ended                                               Six Months      Year
                                                      June 30,           Years Ended December 31,             Ended        Ended
                                                        2004      -------------------------------------   December 31,   June 30,
                                                    (Unaudited)     2003      2002      2001      2000        1999         1999
                                                    -----------   -------   -------   -------   -------   ------------   --------
PER SHARE DATA*
Net asset value at beginning of period ..........    $  5.16      $  5.04   $  5.44   $  5.72   $  5.77    $  5.99       $  6.93
                                                     -------      -------   -------   -------   -------    -------       -------
Income from investment operations:
   Net investment income ........................        .05          .18       .28       .32       .42        .23           .55
   Net realized and unrealized gain (loss) on
      investments ...............................       (.13)         .30      (.18)     (.04)      .11       (.15)         (.81)
                                                     -------      -------   -------   -------   -------    -------       -------
         Total from investment operations .......       (.08)         .48       .10       .28       .53        .08          (.26)
                                                     -------      -------   -------   -------   -------    -------       -------
Dilution from rights offering ...................       (.28)          --        --        --        --         --            --
Less distributions:
   Distributions to shareholders ................       (.16)        (.22)     (.28)     (.36)     (.42)      (.23)         (.55)
   Tax return of capital to shareholders ........         --         (.14)     (.22)     (.20)     (.16)      (.07)         (.13)
                                                     -------      -------   -------   -------   -------    -------       -------
      Total distributions .......................       (.16)        (.36)     (.50)     (.56)     (.58)      (.30)         (.68)
                                                     -------      -------   -------   -------   -------    -------       -------
Net asset value at end of period ................    $  4.64      $  5.16   $  5.04   $  5.44   $  5.72    $  5.77       $  5.99
                                                     =======      =======   =======   =======   =======    =======       =======
Per share market value at end of period .........    $  4.18      $  5.01   $  4.60   $  4.91   $  4.69    $  4.44       $  5.19
                                                     =======      =======   =======   =======   =======    =======       =======
TOTAL RETURN ON NET ASSET
   VALUE BASIS (a) ..............................      (6.91)%      10.22%     0.04%     2.33%     9.05%      2.52%        (2.23)%
                                                     =======      =======   =======   =======   =======    =======       =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ..........     (13.63)%      17.25%     3.60%    15.94%    19.75%     (8.96)%       (8.85)%
                                                     =======      =======   =======   =======   =======    =======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .....    $34,146      $28,712   $27,589   $29,110   $29,783    $29,060       $29,600
                                                     =======      =======   =======   =======   =======    =======       =======
Ratio of expenses before loan interest,
   commitment fees and nonrecurring expenses ....       1.76%**      1.61%     1.44%     1.72%     1.38%      1.48%**       1.46%
                                                     =======      =======   =======   =======   =======    =======       =======
Ratio of total expenses to average net assets
   (b) ..........................................       1.76%**      1.61%     1.44%     1.73%     2.69%      2.26%**       2.45%
                                                     =======      =======   =======   =======   =======    =======       =======
Ratio of net investment income to average net
   assets .......................................       2.63%**      3.54%     5.35%     5.94%     8.31%      9.21%**       8.95%
                                                     =======      =======   =======   =======   =======    =======       =======
Portfolio turnover rate .........................         45%         146%      162%      160%      259%       115%          183%
                                                     =======      =======   =======   =======   =======    =======       =======

* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b) Ratio after custodian credits was 1.72%, 2.66%, 2.24%**, and 2.43% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the year ended June 30, 1999, respectively. There were no custodian credits for the years ended December 31, 2003 and 2002.

                                                        GLOBAL INCOME FUND, INC.

                                        9


                         HISTORICAL DISTRIBUTION SUMMARY

                                                                 Return
                                                   Investment      of
                    Period                           Income     Capital    Total
------------------------------------------------   ----------   -------    -----
6 Months Ended 6/30/04 .........................      $0.16      $0.00(a)  $0.16
2003 ...........................................      $0.22      $0.14     $0.36
2002 ...........................................      $0.28      $0.22     $0.50
2001 ...........................................      $0.36      $0.20     $0.56
2000 ...........................................      $0.42      $0.16     $0.58
6 Months Ended 12/31/99 ........................      $0.23      $0.07     $0.30
12 Months Ended 6/30/99 ........................      $0.55      $0.13     $0.68
12 Months Ended 6/30/98 ........................      $0.52      $0.32     $0.84

(a) A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2004, although the exact amount is not estimated at June 30, 2004.

--------------------------------------------------------------------------------

                              MANAGED DISTRIBUTION

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal period on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal period. Under the U.S. Investment Company Act of 1940, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2004, including the distributions paid quarterly, are comprised approximately half of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal period, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

--------------------------------------------------------------------------------

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") are available without charge, by calling the Fund collect at 1-212-344-6310. The Guidelines are also posted on http://www.globalincomefund.net, the Fund's website, and are available on the SEC's website at http://sec.gov.

GLOBAL INCOME FUND, INC.

                                       10


                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that NAV per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

--------------------------------------------------------------------------------

Visit us on the Internet at www.globalincomefund.net. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                                                        GLOBAL INCOME FUND, INC.

                                       11


                             DIRECTORS AND OFFICERS

DIRECTORS                                  OFFICERS
---------                                  --------

BASSETT S. WINMILL                         THOMAS B. WINMILL, Esq,
Chairman                                   President

JAMES E. HUNT*                             MARION E. MORRIS
DAVID R. STACK*                            Senior Vice President
PETER K. WERNER*
                                           WILLIAM G. VOHRER
THOMAS B. WINMILL, Esq.                    Treasurer

                                           MONICA PELAEZ, Esq.
* Member, Audit Committee                  Vice President, Secretary

                                           HEIDI KEATING
                                           Vice President

--------------------------------------------------------------------------------

                                   STOCK DATA

Price (6/30/04) .......................................................   $4.18
Net Asset Value (6/30/04) .............................................   $4.64
Discount ..............................................................    9.91%

American Stock Exchange Symbol: GIF Newspaper exchange listings appear under an abbreviation, such as: Glinc

                         2004 DISTRIBUTION PAYMENT DATES

Declaration      Record         Payment
-----------   ------------   ------------
March 1       March 17       March 31
June 2        June 16        June 30
September 2   September 16   September 30
December 3    December 17    December 31

--------------------------------------------------------------------------------

Internet                                   Custodian

www.globalincomefund.net                   State Street Bank &Trust Co.
email: info@globalincomefund.net           801 Pennsylvania Avenue
                                           Kansas City, MO 64105
Investment Manager
                                           Stock Transfer Agent and Registrar
CEF Advisers, Inc.
11 Hanover Square                          American Stock Transfer & Trust Co.
New York, NY 10005                         59 Maiden Lane
                                           New York, NY 10038
                                           1-800-278-4353
Independent Accountants                    www.amstock.com

Tait, Weller & Baker
1818 Market St., Suite 2400
Philadelphia, PA 19103

GLOBAL INCOME FUND, INC.

                                       12


GLOBAL INCOME FUND
==================
11 Hanover Square
New York, NY 10005

Printed on recycled paper [GRAPHIC]

GIF-SAR-6/04

Item 2. Code of Ethics

     Not applicable.

Item 3. Audit Committee Financial Expert

     Not applicable.

Item 4. Principal Accountant Fees and Services

     Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 10. Controls and Procedures

     (a) The Principal Executive Officer and Principal Financial Officer have concluded that Global Income Fund, Inc.'s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Global Income Fund, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There were no significant changes in Global Income Fund, Inc. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 11. Exhibits

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 9, 2004

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: September 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 9, 2004

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: September 9, 2004